EXHIBIT 25


                                   DIRECTORS'
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Steve M. Callaway or Jerry W. DeFoor, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign all post-effective amendments to the Registration Statements on Form S-1 to be filed by the Company with respect to insurance products with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1933 and the Investment Company Act of 1940 and, further, to file same, with all exhibits and schedules thereof and all other documents in connection therewith, with the Securities and Exchange Commission and with such state securities as may be appropriate granting unto sold attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes of the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 12th day of February, 1999.

WITNESS TO ALL SIGNATURES:



/s/ DEBORAH J. LONG
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Deborah J. Long


/s/ DRAYTON NABERS, JR.
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Drayton Nabers, Jr.


/s/ JOHN D. JOHNS
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John D. Johns


/s/ R. STEPHEN BRIGGS
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R. Stephen Briggs


/s/ STEVEN A. SCHULTZ
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Steven A. Schultz


/s/ A. S. WILLIAMS, III
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A. S. Williams, III

/s/ DANNY L. BENTLEY
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Danny L. Bentley


/s/ RICHARD J. BIELEN
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Richard J. Bielen


/s/ CAROLYN KING
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Carolyn King


/s/ JIM E. MASSENGALE
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Jim E. Massengale


/s/ WAYNE E. STUENKEL
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Wayne E. Stuenkel

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